                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                  July 12, 2001

            NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION
             (Exact name of registrant as specified in its charter)


District of Columbia                 l-7102                    52-0891669
(state or other juris-            (Commission                (I.R.S. Employee
diction of incorporation)         File Number)              Identification No.)


Woodland Park, 2201 Cooperative Way, Herndon, VA               20171-3025
  (Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code:  (703) 709-6700

        _______________________________________________________________
         (Former name or former address, if changed since last report)

Item 7.  Financial Statements, Pro Forma Financial
               Information and Exhibits.

         (c)   Exhibits

               The following exhibits are filed herewith:

         1. Underwriting Agreement dated July 12, 2001, between the registrant and Lehman Brothers Inc. and J.P. Morgan Securities Inc.

         2. Form of Global Certificates for the 6.00% Collateral Trust Bonds, Due 2006.

         3. Underwriting Agreement dated July 12, 2001 between the registrant and Lehman Brothers Inc., ABN AMRO Incorporated and Bank of America Securities LLC.

         4. Form of Global Certificates for the 5.25% Collateral Trust Bonds, Due 2004.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            NATIONAL RURAL UTILITIES COOPERATIVE
                                               FINANCE CORPORATION

                                            /s/ Steven L. Lilly
                                            -----------------------------
                                            Steven L. Lilly
                                            Senior Vice President and
                                            Chief Financial Officer
                                            (Principal Financial Officer)

Dated:  July 19, 2001